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Exhibit 99.1

        LETTER OF TRANSMITTAL

Offer to Exchange

$290,000,000 11.625% Senior Second Lien Notes due 2017 for
$290,000,000 11.625% Senior Second Lien Notes due 2017 that have been registered under the Securities Act

SquareTwo Financial Corporation

Pursuant To the Prospectus Dated                                    , 2011

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2011, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Registered & Certified Mail:	Regular Mail or Overnight Courier:
U.S. BANK NATIONAL ASSOCIATION Corporate Trust Services 950 17th Street Denver, Colorado 80202 Attention: SquareTwo Administrator	U.S. BANK NATIONAL ASSOCIATION Corporate Trust Services 950 17th Street Denver, Colorado 80202 Attention: SquareTwo Administrator
In Person by Hand Only:
U.S. BANK NATIONAL ASSOCIATION 60 Livingston Avenue 1st Floor—Bond Drop Window St. Paul, Minnesota 55107
By Facsimile (for Eligible Institutions only): (303) 585-6865
For Information or Confirmation by Telephone: (303) 585-4591

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The undersigned acknowledges that he or she has received and reviewed the prospectus dated                                    , 2011, (the "Prospectus") of SquareTwo Financial Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $290,000,000 aggregate principal amount of the Company's 11.625% Senior Second Lien Notes due 2017 (the "Outstanding Notes"), which were not registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's 11.625% Senior Second Lien Notes due 2017 (the "Exchange Notes"), which have been registered under the Securities Act. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

        This Letter of Transmittal is to be completed by holders of Outstanding Notes either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by U.S. Bank National Association (the "Exchange Agent") at The

Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Book-Entry Transfers" in the Prospectus.

        Holders of Outstanding Notes whose certificates (the "Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

        DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        List below the Outstanding Notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

ALL TENDERING HOLDERS COMPLETE THIS SECTION:

Description of Outstanding Notes Tendered

Name(s) and Address(es) for Registered Holder(s) (Fill in, if blank)		Certificate Number(s) (Attach additional list if necessary)*	Principal Amount (Attach additional list if necessary)	Principal Amount Tendered (if less than all)**

Total Amount Tendered:

*	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
**	Need not be completed if tendering for exchange all Outstanding Notes held. Outstanding Notes may be tendered in whole or in part in initial amounts of $2,000 and integral multiples of $1,000 principal amount in excess thereof. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(Boxes Below To Be Checked By Eligible Institutions Only. See Instruction 1)

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number(s) (if any):

Date of Execution of Notice of Guaranteed Delivery:

Institution That Guaranteed Delivery:

If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone Number and Contact Person:

Ladies and Gentlemen:

        Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, the undersigned hereby tenders to the Company the above described principal amount of the Outstanding Notes in exchange for a like principal amount of the Exchange Notes. Subject to and effective upon the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture dated as of April 7, 2010 (the "Indenture"), for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver such Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes; (ii) present Certificates for such Outstanding Notes for transfer, and to transfer such Outstanding Notes on the account books maintained by DTC; and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange and transfer the Outstanding Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Outstanding Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange and transfer of the Outstanding Notes tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

        The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

        Unless otherwise indicated herein under "Special Registration Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

        By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned hereby represents and warrants that:

  (i)
  neither the undersigned nor any beneficial owner of the Outstanding Notes (the "Beneficial Owner") is an "affiliate," as such term is defined under Rule 405 under the Securities Act, of the Company, or if the undersigned or Beneficial Owner is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act, if applicable;

  (ii)
  the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned and any Beneficial Owner;

  (iii)
  neither the undersigned nor any Beneficial Owner is engaging in or intends to engage in a distribution of such Exchange Notes;

  (iv)
  neither the undersigned nor any Beneficial Owner has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

  (v)
  the undersigned is not prohibited by any law or policy of the Securities and Exchange Commission from participating in the Exchange Offer. By tendering Outstanding Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, or effecting delivery of an agent's message in lieu thereof, a holder of Outstanding Notes that is a broker-dealer represents and agrees, consistent with certain no-action letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Outstanding Notes are held by the broker-dealer only as a nominee, or (b) such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

        If the undersigned (a) is prohibited by applicable law or Securities and Exchange Commission policy from participating in the Exchange Offer (b) may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus (other than by reason of being an "affiliate" of the Company) and the Prospectus is not appropriate or available for such resales, or (c) is a broker-dealer and holds Outstanding Notes acquired directly from the Company or one of its affiliates, the undersigned may, within 30 days of consummation of the Exchange Offer, elect to have its Outstanding Notes registered in a shelf registration described in the Registration Rights Agreement dated as of April 7, 2010, among the Company, the Guarantors party thereto and Banc of America Securities LLC (the "Registration Rights Agreement"). Such election may be made by checking the appropriate box under "Special Registration Instructions" on the following page. By making such election, the undersigned agrees, severally and not jointly, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless the Company, its agents, employees, directors and officers and each Person who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages, liabilities, judgments, actions and expenses whatsoever (including, without limitation, the reasonable legal and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such Outstanding Notes or the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such claim or action is based upon any information relating to the undersigned furnished to the Company in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

        If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, such Outstanding Notes cannot be exchanged pursuant to the Exchange Offer.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the instructions contained in this Letter of Transmittal, this tender is irrevocable.

  SPECIAL REGISTRATION INSTRUCTIONS
  (See Instructions 2, 5 and 6)

  To be completed ONLY if the Exchange Notes or any Outstanding Notes that are not tendered are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

  Issue:

  ☐ Outstanding Notes not tendered, to:
  ☐ Exchange Notes, to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 2, 5 and 6)

  To be completed ONLY if the Exchange Notes or any Outstanding Notes that are not tendered are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

  Mail:

  ☐ Outstanding Notes not tendered, to:
  ☐ Exchange Notes, to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

SIGNATURE

        Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on Certificate(s) for the Outstanding Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signers full title. See Instructions 2 and 5.

X
X
Signature(s) or Registered Holder(s) or Authorized Signature

Dated:
(Please Type or Print)

Name(s):

Title:

Address:
(Including Zip Code)

Area Code and Telephone Number:

Guarantee of Signature(s)
(If required see Instructions 2 and 5)

Signature(s) Guaranteed by
an Eligible Institution:		Date:
Authorized signature

Name of Eligible Institution
Guaranteeing Signature:

Address:

Capacity (full title):

Telephone Number:

 INSTRUCTIONS
(Forming part of the terms and conditions of the Exchange Offer)

        1.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfers" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Outstanding Notes into the Exchange Agent's account at DTC. Outstanding Notes may be tendered in whole or in part in initial amounts of $2,000 and integral multiples of $1,000 principal amount in excess thereof.

        The Exchange Agent will make a request to establish an account with respect to the Outstanding Notes at DTC for purposes of the Exchange Offer promptly after the date of the Prospectus. Any financial institution that is a participant in DTC's system may make book-entry delivery of Outstanding Notes by causing DTC to transfer such Outstanding Notes into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures for such transfer. However, although delivery of Outstanding Notes may be effected through book-entry transfer at DTC, an agent's message in connection with book-entry transfer and any other required documents must, in any case, be transmitted to and received by the Exchange Agent at the address set forth herein on or prior to the expiration date of the guaranteed delivery procedures described below and in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus, and such procedures must be complied with.

        A holder may tender Outstanding Notes that are held through DTC by transmitting its acceptance through ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an agent's message to the Exchange Agent for its acceptance. The term "agent's message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgement from the participant tendering the Outstanding Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of an agent's message will also constitute an acknowledgement from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

        Holders who wish to tender their Outstanding Notes and: (i) whose Certificates for such Outstanding Notes are not immediately available; (ii) who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, such as a firm which is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or certain other eligible institutions.

        THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS ARE AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY AND PROPER INSURANCE SHOULD BE OBTAINED. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

        The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or delivery of an agent's message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

        2.    Guarantee of Signatures.    No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder has completed either the section entitled "Special Registration Instructions" or the section entitled "Special Delivery Instructions" above; or (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the Certificate number(s) or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

        4.    Partial Tenders and Withdrawal Rights.    Tenders of Outstanding Notes will be accepted only in initial amounts of $2,000 and integral multiples of $1,000 principal amount in excess thereof. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes that are to be tendered in the box entitled "Principal Amount Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Outstanding Notes that were evidenced by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and (if Certificates for such Outstanding Notes have been tendered) the name of the registered holder of the Outstanding Notes as set forth on the Certificate(s), if different from that of the person who tendered such Outstanding Notes. If Certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer—Book-Entry Transfers" in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering."

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which have been tendered but that are withdrawn will be returned to the holder thereof promptly after withdrawal.

        5.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

        If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Outstanding Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which Certificates are registered.

        If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

        6.    Special Registration and Delivery Instructions.    If Exchange Notes or Certificates for Outstanding Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

        7.    Irregularities.    The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or any defect or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

        8.    Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

        9.    Mutilated, Lost, Destroyed or Stolen Certificates.    If any Certificate representing Outstanding Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificates have been followed.

        10.    Security Transfer Taxes.    Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

        11.    Tax Identification Number and Backup Withholding.    Federal income tax law generally requires that a holder of Outstanding Notes whose tendered Outstanding Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the exchange agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

  •
  the Payee is exempt from backup withholding;

  •
  the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

  •
  the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

        If the Payee does not have a TIN, such Payee should consult the included instructions to the Form W-9 to determine how to obtain a TIN. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Payor.

        Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax
classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev. 1-2011)	Page 2

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 1-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 1-2011)	Page 4

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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